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                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      __________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 16, 1996


                         INTERNATIONAL RECTIFIER CORPORATION
                         -----------------------------------
                  (Exact name of registrant as specified in charter)


   DELAWARE                                                       95-1528961
- --------------------------------------------------------------------------------
(State or other                   (Commission                    (IRS employer
jurisdiction of                   file number)                  identification
incorporation)                                                  number)


                       233 KANSAS STREET, EL SEGUNDO, CA 90245
                       ---------------------------------------
                       (Address of principal executive offices)


                 Registrant's telephone number, including area code:
                                    (310) 322-3331
                                    --------------


            ---------------------------------------------------------------
             (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On August 2, 1996, the Board of Directors of International Rectifier Corporation (the "COMPANY") declared a distribution of one Right for each outstanding share of common stock (the "COMMON SHARES") of the Company. The distribution is to be made as of August 14, 1996 (the "RECORD DATE") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company, initially, one one-thousandth of a share of Junior Participating Preferred Stock ("PREFERRED SHARES") at a price of $135.00 (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Chase Mellon Shareholder Services as Rights Agent (the "RIGHTS AGREEMENT").

         Preferred Shares purchasable upon exercise of the Rights will be entitled to dividends of 1,000 times the dividends, per share, declared on the Common Shares and in the event of liquidation will be entitled to a minimum preferential liquidating distribution of $l,000 per share and an aggregate liquidating distribution, per share, of 1,000 times the distribution made per Common Share. The Preferred Shares will vote together with the Common Shares and in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share.

         Because of the Preferred Shares' dividend and liquidation rights, the value when issued of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired beneficial ownership of 20% or more of the Company's general voting power other than pursuant to a Qualified Offer (as defined below), the date of such public announcement being called the "STOCK ACQUISITION DATE," or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's general voting power (the date of such earlier occurrence being called the "DISTRIBUTION DATE"), the Rights will be evidenced by the certificates representing the Common Shares and will be transferred with and only with the Common Shares. New Common


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Share certificates issued after the Record Date upon transfer or new issuance of
Common Shares will contain a notation incorporating the Rights Agreement by reference, and the surrender for transfer of any certificate for Common Shares, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHTS CERTIFICATES") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on the tenth anniversary of the Record Date (the "FINAL EXPIRATION DATE"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, as described below.

         The Purchase Price payable, the number of shares or other securities or property issuable upon exercise of the Rights, and the number of outstanding Rights, are subject to adjustment from time to time to prevent dilution.

         A Qualified Offer is a tender offer or exchange offer for all outstanding Common Shares which is determined by the non-affiliated continuing directors to be fair to and otherwise in the best interests of the Company and its shareholders.

         If any person becomes an Acquiring Person other than by a purchase pursuant to a Qualified Offer, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will not be entitled to the benefit of such adjustment) will thereafter have the right to receive upon exercise that number of Common Shares or Common Share equivalents having a market value of two times the exercise price of the Right.

         If, at any time after an Acquiring Person has become such, the Company is acquired in a merger or other business combination transaction (other than a merger which follows a Qualified Offer at the same or a higher price) or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         At any time after an Acquiring Person has become such, the Board of Directors of the Company may exchange the Rights


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(other than Rights owned by such person or group), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

         Up to and including the tenth business day after a Stock Acquisition Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "REDEMPTION PRICE"). Immediately upon any redemption of the Rights, the right to exercise them will terminate and the only right of the holders will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights at any time prior to the Distribution Date. Thereafter the Rights may be amended to make changes which do not adversely affect the interests of the holders of the Rights, or which shorten or lengthen time periods, subject to certain limitations set forth in the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company.

         A copy of the Rights Agreement has been filed as Exhibit 4.1 to this Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

ITEM 7.  EXHIBITS

         Reference is made to the Exhibit Index annexed hereto and made a part hereof.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       INTERNATIONAL RECTIFIER CORPORATION



Date: August 16, 1996                       By:  /S/ Gerald A. Koris
                                                ---------------------
                                            Name:   Gerald A. Koris
                                            Title:  Secretary


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                                    EXHIBIT INDEX

                                                           SEQUENTIAL
EXHIBIT NO.             NAME OF ITEM                       PAGE NO.
- -----------             ------------                       ---------

4.1                Rights Agreement, dated as of
                   August 15, 1996, between
                   International Rectifier Corporation and
                   Chase Mellon Shareholder Services
                   as Rights Agent (incorporated
                   by reference to Exhibit 2 to
                   the Registration Statement on
                   Form 8-A dated August 16, 1996
                   filed with the Securities and
                   Exchange Commission by
                   International Rectifier Corporation
                   (the "Form 8-A")).

4.2                Form of Certificate of
                   Designations of Junior
                   Participating Preferred Stock
                   (incorporated by reference to
                   Exhibit 4 to the Form 8-A).

20.1               Press Release, dated                         7-8
                   August 5, 1996.

20.2               Form of letter to be sent to
                   shareholders of International
                   Rectifier Corporation (incorporated
                   by reference to Exhibit 3 to the
                   Form 8-A).


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